UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 5, 2007

DRESSER-RAND GROUP INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1200 West Sam Houston Parkway N., Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

(713) 467-2221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 5, 2007, Dresser-Rand Group Inc., through its subsidiary Dresser-Rand Company, completed the acquisition of the Gimpel branded product line from Tyco Valves & Controls LP, a reporting unit of Tyco International. A copy of the press release, dated April 5, 2007 is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document
99.1	Press Release of Dresser-Rand Group Inc. dated April 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: April 6, 2007

By: /s/ Randy D. Rinicella
Randy D. Rinicella
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Title of Document
99.1	Press Release of Dresser-Rand Group Inc. dated April 5, 2007

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